[LOGO] PIONEER INVESTMENTS-Registered Trademark-



PIONEER
GROWTH SHARES

ANNUAL REPORT 12/31/00

TABLE OF CONTENTS
--------------------------------------------------------------------------------
Letter from the President                                              1


Portfolio Summary                                                      2


Performance Update                                                     3


Portfolio Management Discussion                                        7


Schedule of Investments                                               10


Financial Statements                                                  14


Notes to Financial Statements                                         21


Report of Independent Public Accountants                              26


Results of Shareowner Meeting                                         27


Trustees, Officers and Service Providers                              28


The Pioneer Family of Mutual Funds                                    29

PIONEER GROWTH SHARES

-------------------------------------------------------------------------------
LETTER FROM THE PRESIDENT 12/31/00
-------------------------------------------------------------------------------

DEAR SHAREOWNER,
--------------------------------------------------------------------------------
The year 2000 ended amid turbulent markets and rancorous politics as the election drama played out against a background of exceptional market volatility. By the time you read this letter the new administration will be in place in Washington, but it's less clear what will be happening on Wall Street. At Pioneer we recognize that economics, not politics, is driving today's market activity. Signs of a slowing economy and changing investor preferences are everywhere. Periods like this accentuate the benefits of discipline and fundamental analysis.

As investor attention shifts from one style or asset class to another, one of the best suggestions I can make is that you set aside time to meet with your investment professional. Use the opportunity to reevaluate your retirement plan contributions and decide whether a Roth or a traditional IRA is the better choice for you. Your financial professional will also help you examine and assess your portfolio's exposure to different investment categories in today's fast-changing markets.

AN IMPORTANT ANNOUNCEMENT FROM PIONEER

I'm very happy to report that, on October 24, 2000, Pioneer Investment Management became a wholly owned subsidiary of UniCredito Italiano S.p.A., one of Italy's largest and most successful banking groups. Early in 2001, all of UniCredito's investment operations will be combined to form Pioneer Global Asset Management S.p.A., which will manage over $110 billion for global individual and institutional clients under the name Pioneer Investments-Registered Trademark-. The new Pioneer Global will bring Pioneer greater analytical resources that complement our broad set of investment skills, reinforcing Pioneer's tradition of fundamental investment analysis and sound long-term portfolio management. We believe fund shareholders will benefit from this merger.

Our global resources already are at work. We recently changed the portfolio management style of Pioneer Growth Shares to emphasize a team approach, drawing largely on the research strength of Pioneer's Boston office, with the support of our partners in Dublin. In the portfolio management discussion of this report, Eric Weigel, Senior Vice President, explains our approach, which combines analyst-driven fundamental research with disciplined risk control.

All of us at Pioneer appreciate your decision to invest with us and look forward to helping you reach your financial goals.

Sincerely,

/s/ David Tripple

David Tripple
Pioneer Investment Management, Inc.

PIONEER GROWTH SHARES

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 12/31/00
--------------------------------------------------------------------------------

PORTFOLIO DIVERSIFICATION
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

                                  [PIE CHART]

U.S. Common Stocks                                90%
Short-Term Cash Equivalents                        7%
Depositary Receipts for International Stocks       3%


SECTOR DISTRIBUTION
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

                                  [PIE CHART]

Technology                         31%
Health Care                        21%
Consumer Staples                   14%
Consumer Cyclicals                  9%
Financial                           9%
Capital Goods                       8%
Basic Materials                     3%
Communication Services              2%
Energy                              2%
Utilities                           1%

10 LARGEST HOLDINGS
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

1.  Pharmacia Corp.               5.24%
2.  Pfizer, Inc.                  4.82
3.  Comcast Corp. (Non-voting)    3.89
4.  Microsoft Corp.               3.57
5.  American Tower Corp.          3.56
6.  Merck & Co., Inc.             3.48%
7.  Minerals Technologies, Inc.   3.47
8.  America Online, Inc.          3.45
9.  McDonald's Corp.              3.41
10. Linear Technology Corp.       3.30

Fund holdings will vary for other periods.

PIONEER GROWTH SHARES

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/00                                    CLASS A SHARES
--------------------------------------------------------------------------------

SHARE PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

NET ASSET VALUE
PER SHARE                    12/31/00        12/31/99
                              $17.21          $20.16

DISTRIBUTIONS PER SHARE      INCOME          SHORT-TERM      LONG-TERM
(12/31/99-12/31/00)          DIVIDENDS       CAPITAL GAINS   CAPITAL GAINS
                             -               $0.305          $0.745


INVESTMENT RETURNS
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Growth Shares at public offering price, compared to the growth of the Standard & Poor's 500 Index and the Russell 1000 Index.


AVERAGE ANNUAL TOTAL RETURNS
(As of December 31, 2000)

             NET ASSET    PUBLIC OFFERING
PERIOD         VALUE          PRICE*
10 Years       18.24          17.54
5 Years        18.81          17.41
1 Year         -9.57         -14.76

                                  [LINE CHART]

GROWTH OF $10,000

                     Pioneer Growth   Standard & Poor's     Russell
                        Shares*          500 Index         1000 Index
          12/90         $9,425            $10,000           $10,000
                       $15,307            $13,034           $13,305
          12/92        $15,494            $14,026           $14,508
                       $16,814            $15,433           $15,984
          12/94        $16,377            $15,644           $16,042
                       $21,260            $21,503           $22,102
          12/96        $26,991            $26,426           $27,058
                       $38,809            $35,233           $35,942
          12/98        $51,827            $45,281           $45,652
                       $55,662            $54,787           $55,202
          12/00        $50,338            $49,796           $50,909

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

The Fund adopted its current name and investment adviser (Pioneer Investment Management, Inc.) on December 1, 1993. Prior to that date, the Fund's name was Mutual of Omaha Growth Fund, Inc., and its investment adviser was Mutual of Omaha Fund Management Company.

The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Russell 1000 Index is an unmanaged measure of the 1,000 largest stocks, based on market capitalization, in the Russell 3000 Index. Stocks in the Index trade on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in either Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PIONEER GROWTH SHARES

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/00                                    CLASS B SHARES
--------------------------------------------------------------------------------

SHARE PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

NET ASSET VALUE
PER SHARE                    12/31/00        12/31/99
                              $16.31          $19.31

DISTRIBUTIONS PER SHARE      INCOME        SHORT-TERM       LONG-TERM
(12/31/99-12/31/00)          DIVIDENDS     CAPITAL GAINS    CAPITAL GAINS
                             -             $0.305           $0.745

INVESTMENT RETURNS
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Growth Shares, compared to the growth of the Standard & Poor's 500 Index and the Russell 1000 Index.

AVERAGE ANNUAL TOTAL RETURNS
(As of December 31, 2000)

                 IF         IF
PERIOD          HELD     REDEEMED*
Life-of-Fund   19.06%     18.98%
(4/28/95)
5 Years        17.90      17.80
1 Year        -10.25     -13.63

                                   [LINE CHART]

GROWTH OF $10,000

                     Pioneer Growth   Standard & Poor's     Russell
                        Shares*          500 Index         1000 Index
           4/95        $10,000            $10,000            $10,000
                       $10,537            $10,653            $10,659
          12/95        $11,825            $12,186            $12,254
                       $12,604            $13,414            $13,456
          12/96        $14,897            $14,977            $15,002
                       $18,766            $18,060            $17,793
          12/97        $21,265            $19,968            $19,927
                       $26,222            $23,497            $23,156
          12/98        $28,168            $25,663            $25,311
                       $30,999            $28,833            $28,234
          12/99        $30,017            $31,050            $30,606
                       $29,520            $30,911            $30,845
          12/00        $26,841            $28,221            $28,226

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Russell 1000 Index is an unmanaged measure of the 1,000 largest stocks, based on market capitalization, in the Russell 3000 Index. Stocks in the Index trade on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in either Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PIONEER GROWTH SHARES

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/00                                    CLASS C SHARES
--------------------------------------------------------------------------------

SHARE PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

NET ASSET VALUE
PER SHARE                    12/31/00        12/31/99
                              $16.42          $19.45

DISTRIBUTIONS PER SHARE      INCOME        SHORT-TERM      LONG-TERM
(12/31/99-12/31/00)          DIVIDENDS     CAPITAL GAINS   CAPITAL GAINS
                             -             $0.305          $0.745

INVESTMENT RETURNS
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Growth Shares, compared to the growth of the Standard & Poor's 500 Index and the Russell 1000 Index.

AVERAGE ANNUAL TOTAL RETURNS
(As of December 31, 2000)

                IF         IF
PERIOD         HELD     REDEEMED*
Life-of-Fund   18.27%     18.27%
(1/31/96)
1 Year        -10.33     -10.33

                                  [LINE CHART]

GROWTH OF $10,000

                     Pioneer Growth   Standard & Poor's     Russell
                        Shares*          500 Index         1000 Index
           1/96        $10,000            $10,000            $10,000
                       $10,228            $10,203            $10,221
                       $10,627            $10,660            $10,637
                       $11,239            $10,987            $10,983
          12/96        $12,561            $11,902            $11,859
                       $12,833            $12,223            $12,043
                       $15,889            $14,352            $14,066
                       $17,748            $15,426            $15,293
          12/97        $18,017            $15,868            $15,753
                       $20,784            $18,076            $17,858
                       $22,219            $18,673            $18,305
                       $19,541            $16,818            $16,417
          12/98        $23,881            $20,393            $20,008
                       $25,954            $21,407            $20,834
                       $26,303            $22,913            $22,319
                       $23,315            $21,482            $20,846
          12/99        $25,464            $24,675            $24,194
                       $25,818            $25,236            $25,250
                       $25,032            $24,564            $24,384
                       $25,451            $24,329            $24,558
          12/00        $22,834            $22,427            $22,313

* Assumes reinvestment of distributions. The 1% contingent deferred sales charge
  (CDSC) applies to redemptions made within one year of purchase.

The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Russell 1000 Index is an unmanaged measure of the 1,000 largest stocks, based on market capitalization, in the Russell 3000 Index. Stocks in the Index trade on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in either Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PIONEER GROWTH SHARES

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/00                                    CLASS Y SHARES
--------------------------------------------------------------------------------
SHARE PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

NET ASSET VALUE
PER SHARE                    12/31/00        12/31/99
                              $17.65          $20.37

DISTRIBUTIONS PER SHARE      INCOME        SHORT-TERM      LONG-TERM
(12/31/99-12/31/00)          DIVIDENDS     CAPITAL GAINS   CAPITAL GAINS
                             -             $0.305          $0.745

INVESTMENT RETURNS
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Growth Shares, compared to the growth of the Standard & Poor's 500 Index and the Russell 1000 Index.

AVERAGE ANNUAL TOTAL RETURNS*
(As of December 31, 2000)

                 IF         IF
PERIOD          HELD     REDEEMED
Life-of-Fund    3.63%      3.63%
(4/30/98)
1 Year         -8.34      -8.34

                                  [LINE CHART]

GROWTH OF $10,000

                     Pioneer Growth   Standard & Poor's     Russell
                        Shares*          500 Index         1000 Index
           4/98        $10,000            $10,000            $10,000
                       $10,269            $10,237            $10,146
                        $9,052             $9,220             $9,099
          12/98        $11,102            $11,180            $11,090
                       $12,092            $11,736            $11,548
                       $12,288            $12,561            $12,371
                       $10,934            $11,777            $11,554
          12/99        $12,000            $13,527            $13,410
                       $12,295            $13,835            $13,996
                       $11,970            $13,467            $13,515
                       $12,212            $13,337            $13,612
          12/00        $11,000            $12,295            $12,367

* Assumes reinvestment of distributions.

The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Russell 1000 Index is an unmanaged measure of the 1,000 largest stocks, based on market capitalization, in the Russell 3000 Index. Stocks in the Index trade on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in either Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PIONEER GROWTH SHARES

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/00
--------------------------------------------------------------------------------

The year 2000 was a period of great volatility in U.S. equity markets, with many growth-oriented strategies suffering negative returns. Towards the end of the year, a new portfolio management team composed of portfolio managers and analysts took responsibility for the Fund. The team, supervised by chief investment officer Theresa A. Hamacher, carries out the day-to-day management of the portfolio. Ms. Hamacher joined Pioneer in 1997 and has been an investment professional since 1984. Eric J. Weigel, Senior Vice President of Pioneer, is responsible for monitoring the portfolio and implementing the team's decisions. In the following interview, Mr. Weigel discusses the factors affecting performance in 2000 and the new investment strategy being implemented for the Fund.

Q:   HOW WOULD YOU CHARACTERIZE THE FUND'S PERFORMANCE DURING THE 12-MONTH
     PERIOD?

A: For the 12-month period ended December 31, 2000, Pioneer Growth Shares' Class A shares returned -9.57% at net asset value, while Class B returned -10.25% and Class C had a total return of -10.33%. During the same period, the Standard & Poor's 500 Index and the Russell 1000 Index, two benchmarks for large-company stock investing, returned -9.11% and -7.79%, respectively, while the average return of funds in the multi-cap core category of Lipper Inc. was -2.95%. (Lipper Inc. is an independent firm that tracks mutual fund performance.)

Q:   HOW WOULD YOU DESCRIBE THE INVESTMENT TEAM'S MANAGEMENT STYLE?

A: We are using more of a team approach to management, and we are positioning the Fund to focus primarily on large companies with records of earnings growth. Our new approach seeks to add value through fundamental analysis and selection of individual stocks within each industry, not by emphasizing one industry over another. Our goal is to use the best ideas generated by analysts in Pioneer's U.S.-based equity research team. Each of them concentrates on specific industries. In making investment decisions, we also employ risk control disciplines to ensure the Fund's allocations to various industries are close to those of the Russell 1000 Growth Index. We also take advantage of the research at our sister company, Pioneer Investment Management Limited, based in

PIONEER GROWTH SHARES

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/00                    (CONTINUED)
--------------------------------------------------------------------------------

     Ireland. Analysts there can help us evaluate broad industry trends and provide important information about individual companies and their competitive positions.

Q:   HOW WILL THIS APPROACH AFFECT PIONEER GROWTH SHARES?

A: Growth Shares remains true to the traditions that have led to its strong, long-term record. We continue to emphasize fundamental research by Pioneer investment professionals. They seek investments in sound companies with good market positions, proven managements, and excellent long-term prospects for sustained growth. The Fund will continue to have a focused portfolio, with a relatively limited number of stocks. We will, however, increase the number of companies in the portfolio from about 35 to between 45 and 50, and we will increase the diversification of the overall portfolio, consistent with our risk control disciplines. As we do this, we are reducing the size of the biggest stock holdings so performance will be less reliant on returns from a few, very large positions.

Q:   WHAT SPECIFIC CHANGES HAVE OCCURRED IN THE FUND?

A: The Fund has migrated to focus principally on investments in U.S.-based, large-cap growth companies. We also have adjusted industry allocations to be closer to those of the Russell 1000 Growth Index. We reduced the emphasis on consumer staples companies, for example, from 26.8% of the portfolio on November 3 to about 14% on December 31. We also cut our investments in financial services from 16% to 9% of the portfolio. At the same time, we increased technology from 13.7% to 31% of the portfolio, while raising investments in health care from 10% to 21%. As we broadened the industry diversification of the portfolio, we also reduced the exposure to companies that had been the Fund's largest positions, including BERKSHIRE HATHAWAY, SEALED AIR, WALGREEN and WRIGLEY. We then added a number of leading companies to the portfolio. Among the Fund's two largest holdings on December 31, 2000, were MICROSOFT and AMERICA ON-LINE, at 3.57% and 3.45% of the portfolio, respectively. Neither company was even in the portfolio two months earlier. Other technology-related companies that we have added included QUALCOMM, HEWLETT-

PIONEER GROWTH SHARES

--------------------------------------------------------------------------------

PACKARD, ORACLE and INTEL. In health care, we have added companies such as AMERICAN HOME PRODUCTS, a pharmaceuticals leader, and AMGEN, a large biotech firm. All these companies are established industry leaders with excellent long-term growth records. By December 31, 2000, the Fund's repositioning was about 80% complete.

Q:   WHAT IS YOUR OUTLOOK FOR 2001?

A: We are cautiously optimistic, although I expect continued volatility in the stock market in the short run. The Federal Reserve Board reduced short-term interest rates by 1.00% early in the new year, and further rate cuts are widely anticipated. These rate reductions should begin to have positive effects on the economy, with corporate profit growth increasing in the second half of 2001. We think these developments should help build a good environment for the Fund's strategy, which emphasizes stock selection, independent, fundamental analysis, and large-cap growth companies.

 PIONEER GROWTH SHARES

-------------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS 12/31/00
-------------------------------------------------------------------------------------
SHARES                                                                          VALUE
                    COMMON STOCK - 93.3%

                    BASIC MATERIALS - 3.2%
                    CHEMICALS (SPECIALTY) - 3.2%
    1,827,000       Minerals Technologies, Inc.+                    $      62,460,563
                                                                    -----------------
                    TOTAL BASIC MATERIALS                           $      62,460,563
                                                                    -----------------
                    CAPITAL GOODS - 7.3%
                    ELECTRICAL EQUIPMENT - 4.4%
      780,900       General Electric Co.                            $      37,434,394
    1,844,400       Molex, Inc. (Non-voting)                               46,916,925
                                                                    -----------------
                                                                    $      84,351,319
                                                                    -----------------
                    MANUFACTURING (SPECIALIZED) - 2.9%
    1,865,100       Sealed Air Corp.*                               $      56,885,550
                                                                    -----------------
                    TOTAL CAPITAL GOODS                             $     141,236,869
                                                                    -----------------
                    COMMUNICATION SERVICES - 1.4%
                    CELLULAR/WIRELESS TELECOMMUNICATIONS - 1.4%
    1,031,500       Crown Castle International Corp.*               $      27,914,969
                                                                    -----------------
                    TOTAL COMMUNICATION SERVICES                    $      27,914,969
                                                                    -----------------
                    CONSUMER CYCLICALS - 8.7%
                    LEISURE TIME (PRODUCTS) - 1.1%
      525,500       Harley-Davidson, Inc.                           $      20,888,625
                                                                    -----------------
                    PUBLISHING (NEWSPAPERS) - 2.1%
    1,253,000       News Corporation Ltd. (A.D.R.)                  $      40,409,250
                                                                    -----------------
                    RETAIL (DISCOUNTERS) - 2.5%
    2,560,350       Dollar General Corp.                            $      48,326,606
                                                                    -----------------
                    SERVICES (COMMERCIAL & CONSUMER) - 3.0%
    1,108,200       Cintas Corp.                                    $      58,942,388
                                                                    -----------------
                    TOTAL CONSUMER CYCLICALS                        $     168,566,869
                                                                    -----------------
                    CONSUMER STAPLES - 12.8%
                    BEVERAGES (NON-ALCOHOLIC) - 0.8%
      265,000       The Coca-Cola Co.                               $      16,148,438
                                                                    -----------------
                    BROADCASTING (CABLE/TELEVISION/RADIO) - 3.6%
    1,677,500       Comcast Corp.* (Non-voting)                     $      70,035,625
                                                                    -----------------
                    FOODS - 1.2%
      231,000       Wrigley Wm. Jr. Co.                             $      22,132,688
                                                                    -----------------
                    PERSONAL CARE - 3.0%
    1,615,000       The Gillette Co.                                $      58,341,875
                                                                    -----------------


   The accompanying notes are an integral part of these financial statements.

PIONEER GROWTH SHARES
-------------------------------------------------------------------------------------
  SHARES                                                                        VALUE
                    RESTAURANTS - 3.2%
    1,805,700       McDonald's Corp.                                $      61,393,800
                                                                    -----------------
                    RETAIL (DRUG STORES) - 1.0%
      445,700       Walgreen Co.                                    $      18,635,831
                                                                    -----------------
                    TOTAL CONSUMER STAPLES                          $     246,688,257
                                                                    -----------------
                    ENERGY - 1.8%
                    OIL & GAS (DRILLING & EQUIPMENT) - 1.6%
      350,000       Schlumberger Ltd.                               $      27,978,125
      150,000       Varco International Inc.*                               3,262,500
                                                                    -----------------
                                                                    $      31,240,625
                                                                    -----------------

                    OIL & GAS (PRODUCTION/EXPLORATION) - 0.2%
      200,000       Ocean Energy Inc.*                              $       3,475,000
                                                                    -----------------
                    TOTAL ENERGY                                    $      34,715,625
                                                                    -----------------
                    FINANCIALS - 8.3%
                    INSURANCE (MULTI-LINE) - 2.7%
      538,687       American International Group, Inc.              $      53,094,337
                                                                    -----------------
                    INSURANCE (PROPERTY/CASUALTY) - 5.5%
          832       Berkshire Hathaway, Inc.*                       $      59,072,000
      461,600       Progressive Corp.                                      47,833,300
                                                                    -----------------
                                                                    $     106,905,300
                                                                    -----------------
                    TOTAL FINANCIALS                                $     159,999,637
                                                                    -----------------
                    HEALTH CARE - 19.6%
                    BIOTECHNOLOGY - 7.8%
      448,000       Amgen, Inc.*                                    $      28,644,000
      308,950       Genzyme Corp.*                                         27,786,191
    1,545,200       Pharmacia Corp.                                        94,257,200
                                                                    -----------------
                                                                    $     150,687,391
                                                                    -----------------
                    HEALTH CARE (DRUGS/MAJOR PHARMACEUTICALS) - 7.7%
      668,000       Merck & Co., Inc.                               $      62,541,500
    1,885,000       Pfizer, Inc.                                           86,710,000
                                                                    -----------------
                                                                    $     149,251,500
                                                                    -----------------
                    HEALTH CARE (DIVERSIFIED) - 3.1%
      332,900       American Home Products Corp.                    $      21,155,795
      557,900       Biovail Corp Intl.*                                    21,668,836
      358,800       Elan Corp. Plc (A.D.R.)*                               16,796,325
                                                                    -----------------
                                                                    $      59,620,956
                                                                    -----------------


   The accompanying notes are an integral part of these financial statements.

PIONEER GROWTH SHARES
-------------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS 12/31/00                                         (CONTINUED)
-------------------------------------------------------------------------------------
SHARES                                                                          VALUE
                    HEALTH CARE (HOSPITAL MANAGEMENT) - 0.9%
      429,900       HCA - The Healthcare Company                    $      18,919,899
                                                                    -----------------
                    TOTAL HEALTH CARE                               $     378,479,746
                                                                    -----------------
                    TECHNOLOGY - 28.7%
                    COMMUNICATIONS EQUIPMENT - 5.3%
    1,692,300       American Tower Corp.*                           $      64,095,863
      280,900       Qualcomm Inc.*                                         23,086,469
      485,400       Scientific-Atlanta, Inc.                               15,805,838
                                                                    -----------------
                                                                    $     102,988,170
                                                                    -----------------
                    COMPUTERS (HARDWARE) - 1.9%
      603,600       Hewlett-Packard Co.                             $      19,051,125
      648,500       Sun Microsystems, Inc.*                                18,076,938
                                                                    -----------------
                                                                    $      37,128,063
                                                                    -----------------
                    COMPUTERS (PERIPHERALS) - 2.1%
      598,000       EMC Corp.*                                      $      39,767,000
                                                                    -----------------
                    COMPUTERS (SOFTWARE & SERVICES) - 9.0%
      303,700       Adobe Systems, Inc.                             $      17,671,544
    1,783,000       America Online, Inc.*++                                62,048,400
    1,480,100       Microsoft Corp.*                                       64,199,338
    1,007,750       Oracle Corp.*                                          29,287,734
                                                                    -----------------
                                                                    $     173,207,016
                                                                    -----------------
                    ELECTRONICS (SEMICONDUCTORS) - 9.3%
      303,650       Applied Micro Circuits Corp.*                   $      22,787,984
    1,325,400       Intel Corp.                                            40,093,350
    1,284,000       Linear Technology Corp.                                59,385,000
      511,000       Maxim Integrated Products, Inc.*                       24,432,188
      417,600       PMC - Sierra Inc.*                                     32,833,800
                                                                    -----------------
                                                                    $     179,532,322
                                                                    -----------------
                    SERVICES (DATA PROCESSING) - 1.1%
      440,000       Paychex Inc.                                    $      21,395,000
                                                                    -----------------
                    TOTAL TECHNOLOGY                                $     554,017,571
                                                                    -----------------
                    UTILITIES - 1.3%
                    POWER PRODUCERS (INDEPENDENT) - 1.3%
      545,200       Calpine Corp.*                                  $      24,568,070
                                                                    -----------------
                    TOTAL UTILITIES                                 $      24,568,075
                    TOTAL COMMON STOCK                              -----------------
                    (Cost $1,738,641,243 )                          $   1,798,648,176
                                                                    -----------------


The accompanying notes are an integral part of these financial statements.

PIONEER GROWTH SHARES
-------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                          VALUE
                    TEMPORARY CASH INVESTMENTS - 6.7%
                    COMMERCIAL PAPER - 6.7%
   41,442,000       American Express Corp., 6.38%, 1/03/01          $      41,442,000
   27,000,000       Citigroup Inc., 6.40%, 1/04/01                         27,000,000
   31,850,000       Citicorp, 6.45%, 1/02/01                               31,850,000
   28,268,000       John Deere Credit Corp., 6.38%, 1/05/01                28,268,000
                                                                    -----------------
                                                                    $     128,560,000
                                                                    -----------------
                    TOTAL TEMPORARY CASH INVESTMENTS
                    (Cost $128,560,000)                             $     128,560,000
                                                                    -----------------
                    TOTAL INVESTMENT IN SECURITIES AND
                    TEMPORARY CASH INVESTMENTS - 100%
                    (Cost $1,867,201,243) (a)(b)                    $   1,927,208,176
                                                                    =================

* Non-income producing security.

+ Investment held by the Fund representing 5% or more of the outstanding voting stock of such company.

++ A portion of this investment has been pledged to cover margin requirements for futures contracts outstanding at December 31, 2000.

(a) At December 31, 2000, the net unrealized gain on investments based on cost for federal income tax purposes of $1,871,335,962 was as follows:

    Aggregate gross unrealized gain for all investments in
      which there is an excess of value over tax cost               $     246,009,363

    Aggregate gross unrealized loss for all investments in
      which there is an excess of tax cost over value                    (190,137,149)
                                                                    -----------------
    Net unrealized gain                                             $      55,872,214
                                                                    =================

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2000 aggregated $1,431,058,281 and $2,487,441,202, respectively.

(b) At December 31, 2000, the Fund had a net capital loss carry forward of $3,895,119 which will expire in 2008 if not utilized.

   The accompanying notes are an integral part of these financial statements.

PIONEER GROWTH SHARES

-------------------------------------------------------------------------------------
 BALANCE SHEET 12/31/00
-------------------------------------------------------------------------------------
 ASSETS:
  Investments in securities, at value (including temporary cash
     investments of $128,560,000) (cost $1,867,201,243)                $1,927,208,176
  Cash                                                                        114,844
  Receivables -
     Investment securities sold                                            43,412,791
     Fund shares sold                                                       1,710,816
     Dividends and interest                                                   627,652
  Other                                                                       321,346
                                                                       --------------
       Total assets                                                     1,973,395,625
                                                                       --------------

LIABILITIES:
  Payables -
     Investment securities purchased                                   $   42,334,754
     Fund shares repurchased                                                7,026,917
     Variation margin                                                         832,650
  Due to affiliates                                                         2,611,474
  Accrued expenses                                                            490,766
                                                                       --------------
       Total liabilities                                               $   53,296,561
                                                                       --------------
NET ASSETS:
  Paid-in capital                                                      $1,881,148,721
  Accumulated net realized loss on investments                            (20,305,768)
  Net unrealized gain on investments                                       60,006,933
  Net unrealized loss on futures contracts                                   (750,822)
                                                                       --------------
       Total net assets                                                $1,920,099,064
                                                                       ==============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $1,197,025,373/69,539,877 shares)                  $        17.21
                                                                       ==============
  Class B (based on $590,878,781/36,218,142 shares)                    $        16.31
                                                                       ==============
  Class C (based on  $126,287,095/7,689,973 shares)                    $        16.42
                                                                       ==============
  Class Y (based on $5,907,815/334,678 shares)                         $        17.65
                                                                       ==============
MAXIMUM OFFERING PRICE:
  Class A                                                              $        18.26
                                                                       ==============


   The accompanying notes are an integral part of these financial statements.

PIONEER GROWTH SHARES
-------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------------
FOR THE YEAR ENDED 12/31/00
INVESTMENT INCOME:
   Dividends (net of foreign taxes withheld of $14,404)  $   10,048,727
   Interest                                                   5,437,856
                                                         --------------
         Total investment income                                          $  15,486,583
                                                                          -------------

EXPENSES:
   Management fees                                       $   16,126,823
   Performance adjustment                                      (350,134)
   Transfer agent fees
      Class A                                                 4,435,476
      Class B                                                 2,713,904
      Class C                                                   793,934
   Distribution fees
      Class A                                                 3,895,377
      Class B                                                 7,534,592
      Class C                                                 1,819,346
   Administrative fees                                          484,870
   Custodian fees                                               141,919
   Registration fees                                            209,506
   Professional fees                                             60,030
   Printing                                                     251,440
   Fees and expenses of nonaffiliated trustees                   62,320
   Miscellaneous                                                 46,100
                                                         --------------
      Total expenses                                                      $  38,225,503
      Less fees paid indirectly                                                (570,441)
                                                                          -------------
      Net expenses                                                        $  37,655,062
                                                                          -------------
         Net investment loss                                              $ (22,168,479)
                                                                          -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS:
   Net realized loss on investments                                       $ (17,600,838)
   Change in net unrealized loss on:
      Investments                                        $ (206,278,917)
      Futures contracts                                        (750,822)  $(207,029,739)
                                                         --------------   -------------
      Net loss on investments and futures contracts                       $(224,630,577)
                                                                          -------------
      Net decrease in net assets resulting from operations                $(246,799,056)
                                                                          -------------

   The accompanying notes are an integral part of these financial statements.

PIONEER GROWTH SHARES
---------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------------

FOR THE YEARS ENDED 12/31/00 AND 12/31/99
                                                                          YEAR ENDED         YEAR ENDED
                                                                           12/31/00           12/31/99
FROM OPERATIONS:
  Net investment loss                                                 $   (22,168,479)   $   (21,360,988)
  Net realized gain (loss) on investments                                 (17,600,838)       397,120,031
  Change in net unrealized loss on investments and
   futures contracts                                                     (207,029,739)      (208,043,905)
                                                                      ---------------    ---------------
         Net increase (decrease) in net assets resulting
           from operations                                            $  (246,799,056)   $   167,715,138
                                                                      ---------------    ---------------
DISTRIBUTIONS TO SHAREOWNERS:
  Net realized gain:
   Class A ($1.05 and $1.68 per share, respectively)                  $   (70,038,224)   $  (151,347,954)
   Class B ($1.05 and $1.68 per share, respectively)                      (36,517,988)       (82,025,928)
   Class C ($1.05 and $1.68 per share, respectively)                       (8,031,045)       (24,051,724)
   Class Y ($1.05 and $1.68 per share, respectively)                         (323,661)          (827,272)
                                                                      ---------------    ---------------
     Total distributions to shareowners                               $  (114,910,918)   $  (258,252,878)
                                                                      ---------------    ---------------
FROM FUND SHARE TRANSACTIONS:
   Net proceeds from sale of shares                                   $   575,928,238    $ 2,144,643,799
   Reinvestment of distributions                                          101,425,243        213,912,396
   Cost of shares repurchased                                          (1,618,140,127)    (1,313,367,726)
                                                                      ---------------    ---------------
     Net increase (decrease) in net assets resulting
         from fund share transactions                                 $  (940,786,646)   $ 1,045,188,469
                                                                      ---------------    ---------------
     Net increase (decrease) in net assets                            $(1,302,496,620)   $   954,650,729

 NET ASSETS:
   Beginning of year                                                    3,222,595,684      2,267,944,955
                                                                      ---------------    ---------------
   End of year (including accumulated net investment
     income of $0 and $0, respectively)                               $ 1,920,099,064    $ 3,222,595,684
                                                                      ---------------    ---------------
CLASS A                              '00 SHARES         '00 AMOUNT         '99 SHARES         '99 AMOUNT
Shares sold                          17,903,291    $   349,240,400         58,807,247    $ 1,257,591,854
Reinvestment of distributions         3,634,316         64,327,008          6,407,419        128,532,957
Less shares repurchased             (47,973,550)      (937,070,957)       (38,467,026)      (816,919,754)
                                    -----------    ---------------        -----------    ---------------
     Net increase (decrease)        (26,435,943)   $  (523,503,549)        26,747,640    $   569,205,057
                                    ===========    ===============        ===========    ===============
CLASS B
Shares sold                           7,285,272    $   135,233,636         28,316,480    $   583,380,323
Reinvestment of distributions         1,825,359         30,648,429          3,488,796         67,092,873
Less shares repurchased             (24,256,580)      (450,254,149)       (14,421,654)      (291,705,469)
                                    -----------    ---------------        -----------    ---------------
     Net increase (decrease)        (15,145,949)   $  (284,372,084)        17,383,622    $   358,767,727
                                    ===========    ===============        ===========    ===============
CLASS C
Shares sold                           4,629,762    $    87,552,857         14,394,904    $   297,000,746
Reinvestment of distributions           362,706          6,129,849            903,733         17,507,340
Less shares repurchased             (12,173,470)      (227,033,289)        (9,755,376)      (198,630,094)
                                    -----------    ---------------        -----------    ---------------
     Net increase (decrease)         (7,181,002)   $  (133,350,583)         5,543,261    $   115,877,992
                                    ===========    ===============        ===========    ===============
CLASS Y
Shares sold                             195,067    $     3,901,345            315,110    $     6,670,876
Reinvestment of distributions            17,629            319,957             37,882            779,226
Less shares repurchased                (193,675)        (3,781,732)          (296,418)        (6,112,409)
                                    -----------    ---------------        -----------    ---------------
     Net increase                        19,021    $       439,570             56,574    $     1,337,693
                                    ===========    ===============        ===========    ===============

   The accompanying notes are an integral part of these financial statements.

PIONEER GROWTH SHARES
-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/00
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED   YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                                   12/31/00     12/31/99      12/31/98      12/31/97      12/31/96
CLASS A
Net asset value, beginning of year                              $     20.16   $     20.34   $     16.35   $    11.71    $   10.12
                                                                -----------   -----------   -----------   ----------    ---------
Increase (decrease) from investment operations:

    Net investment loss                                         $     (0.09)  $     (0.09)  $     (0.03)  $    (0.03)   $   (0.01)
    Net realized and unrealized gain (loss) on investments
      and futures contracts                                           (1.81)         1.59          5.40         5.16         2.67
                                                                -----------   -----------   -----------   ----------    ---------
            Net increase (decrease) from investment operations  $     (1.90)  $      1.50   $      5.37   $     5.13    $    2.66
Distributions to shareowners:
    Net realized gain                                           $     (1.05)  $     (1.68)  $     (1.38)  $    (0.49)   $   (1.07)
                                                                -----------   -----------   -----------   ----------    ---------
Net increase (decrease) in net asset value                      $     (2.95)  $     (0.18)  $      3.99   $     4.64    $    1.59
                                                                -----------   -----------   -----------   ----------    ---------
Net asset value, end of year                                    $     17.21   $     20.16   $     20.34   $    16.35    $   11.71
                                                                ===========   ===========   ===========   ==========    =========
Total return*                                                         (9.57)%        7.40%        33.54%       43.78%       26.95%
Ratio of net expenses to average net assets+                           1.22%         1.02%         0.95%        0.99%        1.15%
Ratio of net investment loss to average net assets+                   (0.60)%       (0.41)%       (0.18)%      (0.25)%      (0.08)%
Portfolio turnover rate                                                  58%           48%           30%          28%          96%
Net assets, end of year (in thousands)                          $ 1,197,025   $ 1,935,072   $ 1,408,252   $  567,126    $ 277,598
Ratios assuming reduction for fees paid indirectly:
    Net expenses                                                       1.19%         1.00%         0.93%        0.97%        1.13%
    Net investment loss                                               (0.57)%       (0.39)%       (0.16)%      (0.23)%      (0.60)%


   * Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each year, and no sales charges. Total return would be reduced if sales charges were taken into account.
   + Ratios assuming no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements.

PIONEER GROWTH SHARES
-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/00
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED   YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                                   12/31/00     12/31/99      12/31/98      12/31/97(a)   12/31/96
CLASS B
Net asset value, beginning of year                              $     19.31   $     19.70   $     16.00   $     11.55   $   10.07
                                                                -----------   -----------   -----------   -----------   ---------
Increase (decrease) from investment operations:

    Net investment loss                                         $     (0.35)  $     (0.19)  $     (0.07)  $     (0.15)  $   (0.05)
    Net realized and unrealized gain (loss) on investments
       and futures contracts                                          (1.60)         1.48          5.15          5.09        2.60
                                                                -----------   -----------   -----------   -----------   ---------
            Net increase (decrease) from investment operations  $     (1.95)  $      1.29   $      5.08   $      4.94   $    2.55
Distributions to shareowners:
    Net realized gain                                           $     (1.05)  $     (1.68)  $     (1.38)  $     (0.49)  $   (1.07)
                                                                -----------   -----------   -----------   -----------   ---------
Net increase (decrease) in net asset value                      $     (3.00)  $     (0.39)  $      3.70   $      4.45   $    1.48
                                                                -----------   -----------   -----------   -----------   ---------
Net asset value, end of year                                    $     16.31   $     19.31   $     19.70   $     16.00   $   11.55
                                                                ===========   ===========   ===========   ===========   =========
Total return*                                                        (10.25)%        6.57%        32.46%        42.75%      25.97%
Ratio of net expenses to average net assets+                           2.04%         1.82%         1.74%         1.76%       1.86%
Ratio of net investment loss to average net assets+                   (1.42)%       (1.21)%       (0.95)%       (1.01)%     (0.83)%
Portfolio turnover rate                                                  58%           48%           30%           28%         96%
Net assets, end of year (in thousands)                          $   590,879   $   991,818   $   669,496   $   163,955   $  31,286
Ratios assuming reduction for fees paid indirectly:
     Net expenses                                                      2.03%         1.80%         1.71%         1.72%       1.84%
     Net investment loss                                              (1.41)%       (1.19)%       (0.92)%       (0.97)%     (0.81)%

(a) The per share data presented above is based upon the average shares outstanding for the year presented.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each year, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER GROWTH SHARES
-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/00
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED   YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                                   12/31/00     12/31/99      12/31/98      12/31/97(a)   12/31/96
CLASS C
Net asset value, beginning of period                            $     19.45   $     19.82   $     16.08   $     11.55   $  10.10
                                                                -----------   -----------   -----------   -----------   --------
Increase (decrease) from investment operations:

    Net investment loss                                         $     (0.45)  $     (0.18)  $     (0.08)  $     (0.14)  $  (0.05)
    Net realized and unrealized gain (loss) on investments
       and futures contracts                                          (1.53)         1.49          5.20          5.16       2.57
                                                                -----------   -----------   -----------   -----------   --------
            Net increase (decrease) from investment operations  $     (1.98)  $      1.31   $      5.12   $      5.02   $   2.52
Distributions to shareowners:
    Net realized gain                                           $     (1.05)  $     (1.68)  $     (1.38)  $     (0.49)  $  (1.07)
                                                                -----------   -----------   -----------   -----------   --------
Net increase (decrease) in net asset value                      $     (3.03)  $     (0.37)  $      3.74   $      4.53   $   1.45
                                                                -----------   -----------   -----------   -----------   --------
Net asset value, end of period                                  $     16.42   $     19.45   $     19.82   $     16.08   $  11.55
                                                                ===========   ===========   ===========   ===========   ========
Total return*                                                        (10.33)%        6.63%        32.55%        43.44%     25.61%
Ratio of net expenses to average net assets+                           2.12%         1.77%         1.71%         1.69%      1.89%**
Ratio of net investment loss to average net assets+                   (1.51)%       (1.16)%       (0.92)%       (0.93)%    (1.01)%**
Portfolio turnover rate                                                  58%           48%           30%           28%        96%
Net assets, end of period (in thousands)                        $   126,287   $   289,275   $   184,909   $    34,300   $  1,354
Ratios assuming reduction for fees paid indirectly:
    Net expenses                                                       2.10%         1.74%         1.67%         1.63%      1.87%**
    Net investment loss                                               (1.49)%       (1.13)%       (0.88)%       (0.87)%    (0.99)%**


(a) The per share data presented above is based upon the average shares outstanding for the period presented.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios assuming no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements.


PIONEER GROWTH SHARES
----------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/00
----------------------------------------------------------------------------------------
                                                 YEAR ENDED    YEAR ENDED     4/30/98 TO
                                                   12/31/00    12/31/99(a)       12/31/98
CLASS Y
Net asset value, beginning of period              $   20.37     $   20.41     $   19.73
                                                  ---------     ---------     ---------
Increase (decrease) from investment operations:

    Net investment income (loss)                  $   (0.02)    $    0.01     $    0.03
    Net realized and unrealized gain (loss)
    on investments and futures contracts              (1.65)         1.63          2.03
                                                  ---------     ---------     ---------
       Net increase (decrease) from
investment operations                             $   (1.67)    $    1.64     $    2.06
Distributions to shareowners:
    Net realized gain                             $   (1.05)    $   (1.68)    $   (1.38)
                                                  ---------     ---------     ---------
Net increase (decrease) in net asset value        $   (2.72)    $   (0.04)    $    0.68
                                                  ---------     ---------     ---------
Net asset value, end of period                    $   17.65     $   20.37     $   20.41
                                                  =========     =========     =========
Total return*                                         (8.34)%        8.08%        11.02%
Ratio of net expenses to average net assets+           0.66%         0.61%         0.51%**
Ratio of net investment income (loss) to
average net assets+                                   (0.04)%        0.02%         0.29%**
Portfolio turnover rate                                  58%           48%           30%
Net assets, end of period (in thousands)          $   5,908     $   6,431     $   5,287
Ratios assuming reduction for fees
paid indirectly:
    Net expenses                                       0.65%         0.58%         0.51%**
    Net investment income (loss)                      (0.03)         0.05%         0.29%**


(a) The per share data presented above is based upon the average shares outstanding for the period presented.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+    Ratios  assuming no  reduction  for fees paid  indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER GROWTH SHARES
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/00
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Pioneer Growth Shares (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek appreciation of capital.

The Fund offers four classes of shares - Class A, Class B, Class C and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A, Class B and Class C shareowners have exclusive voting rights with respect to the distribution plan for each class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A.   SECURITY VALUATION

     Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

PIONEER GROWTH SHARES
--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS 12/31/00 (CONTINUED)
--------------------------------------------------------------------------------

     Settlements from litigation and class action suits are recognized when the Fund acquires an enforceable right to such awards. Included in net realized loss on investments is $163,678 of class action settlements received by the Fund during the year ended December 31, 2000.

B.   FUTURES CONTRACTS

     The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market and counterparty risks which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss.

     At December 31, 2000, open futures contracts were as follows:

--------------------------------------------------------------------------------
                       NUMBER OF                               UNREALIZED
                       CONTRACTS    SETTLEMENT      MARKET        GAIN
TYPE                     LONG         MONTH          VALUE       (LOSS)
--------------------------------------------------------------------------------
S&P 500                  183         03/01       $61,908,900   ($750,822)
--------------------------------------------------------------------------------

C.   FEDERAL INCOME TAXES

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

PIONEER GROWTH SHARES
--------------------------------------------------------------------------------

     At December 31, 2000, the Fund reclassified $22,168,479 and $2,618 from paid-in capital to accumulated net investment loss and accumulated realized loss, respectively. This reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

D.   FUND SHARES

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a majority owned indirect subsidiary of UniCredito Italiano S.p.A (UniCredito Italiano), earned $204,228 in underwriting commissions on the sale of Fund shares during the year ended December 31, 2000.

E.   CLASS ALLOCATIONS

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Class Y shares are not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to all classes of shares based on their respective percentages of adjusted net assets at the beginning of the day.

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C, and Class Y shares can bear different transfer agent and distribution fees.

2.   MANAGEMENT AGREEMENT

Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a majority owned subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million; 0.65% of the next $500 million; 0.65% of the next $500 million; and 0.625% of the excess over $1 billion. Effective October 1, 2000, the basic fee is subject to a performance adjustment up to a maximum of +/- 0.10% based on the Fund's investment performance as compared with the Russell

PIONEER GROWTH SHARES
--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS 12/31/00 (CONTINUED)
--------------------------------------------------------------------------------

1000-Registered Trademark- Index. The performance period for the comparison is being phased in over time in monthly increments through September 30, 2002, when it will be made for a full rolling 36-month period. For the year ended December 31, 2000, the aggregate performance adjustment resulted in a decrease to the basic fee of $350,134. The management fee was equivalent to 0.63% of average daily net assets for the period.

In addition, under the management and administrative agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund. At December 31, 2000, $773,246 was payable to PIM related to management fees, administrative fees and certain other services.

3.   TRANSFER AGENT

PSC, a majority owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $953,191 in transfer agent fees payable to PSC at December 31, 2000.

4.   DISTRIBUTION PLANS

The Fund adopted Plans of Distribution with respect to Class A, Class B and Class C shares (Class A Plan, Class B Plan and Class C Plan, respectively) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $885,037 in distribution fees payable to PFD at December 31, 2000.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within

PIONEER GROWTH SHARES
--------------------------------------------------------------------------------

one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended December 31, 2000, CDSCs in the amount of $6,349,968 were paid to PFD.

5.   EXPENSE OFFSETS

The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended December 31, 2000, the Fund's expenses were reduced by $570,441 under such arrangements.

6.   LINE OF CREDIT FACILITY

The Fund, along with certain others in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the year ended December 31, 2000, the Fund had no borrowings under this agreement.

7.   AFFILIATED COMPANIES

The Fund's investments in certain companies exceed 5% of the outstanding voting stock. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of December 31, 2000:

--------------------------------------------------------------------------------
                                                        DIVIDEND
                                PURCHASES    SALES       INCOME        VALUE
--------------------------------------------------------------------------------
Minerals Technologies, Inc.     $    --    $6,743,103   $204,100   $62,460,563
--------------------------------------------------------------------------------

PIONEER GROWTH SHARES
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE SHAREOWNERS AND THE BOARD OF TRUSTEES OF PIONEER GROWTH SHARES:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Growth Shares (the Fund) as of December 31, 2000, and the related statement of operations, statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Growth Shares as of December 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP


Boston, Massachusetts
February 9, 2001

PIONEER GROWTH SHARES
--------------------------------------------------------------------------------
RESULTS OF SHAREOWNER MEETING
--------------------------------------------------------------------------------

On September 11, 2000, Pioneer Growth Shares held a special meeting of shareowners to approve a new management contract between the Fund and Pioneer Investment Management, Inc, the Fund's investment adviser. Shareowners also voted to elect trustees. Both proposals passed by shareowner vote. The new management contract took effect when UniCredito Italiano S.p.A. completed its acquisition of The Pioneer Group, Inc. on October 24, 2000. Here are the detailed results of the votes.


PROPOSAL 1 - TO APPROVE A NEW MANAGEMENT CONTRACT.

AFFIRMATIVE                           AGAINST                       ABSTAIN
89,548,638.208                     3,266,164.644                3,376,461.095

PROPOSAL 2 - TO ELECT TRUSTEES.

NOMINEE                             AFFIRMATIVE                    WITHHELD
M.K. Bush                         93,456,821.255                2,734,442.692
J.F. Cogan, Jr.                   93,485,741.368                2,705,522.579
Dr. R. H. Egdahl                  93,555,370.919                2,635,893.028
M.B.W. Graham                     93,603,395.687                2,587,868.260
M.A. Piret                        93,566,001.876                2,625,262.071
D.D. Tripple                      93,543,448.006                2,647,815.941
S.K. West                         93,577,109.913                2,614,154.034
J. Winthrop                       93,615,506.379                2,575,757.568

PIONEER GROWTH SHARES
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

TRUSTEES

John F. Cogan, Jr., Chairman
Mary K. Bush
Richard H. Egdahl, M.D.
Margaret B.W. Graham
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop

OFFICERS

John F. Cogan, Jr., President
David D. Tripple, Executive Vice President
Vincent Nave, Treasurer
Joseph P. Barri, Secretary

INVESTMENT ADVISER
Pioneer Investment Management, Inc.


CUSTODIAN
Brown Brothers Harriman & Co.


INDEPENDENT PUBLIC ACCOUNTANTS
Arthur Andersen LLP

PRINCIPAL UNDERWRITER
Pioneer Funds Distributor, Inc.

LEGAL COUNSEL
Hale and Dorr LLP

SHAREOWNER SERVICES AND TRANSFER AGENT
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------
  THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------

  For information about any Pioneer mutual fund, please contact your investment professional, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

GROWTH FUNDS
UNITED STATES
Pioneer Growth Shares
Pioneer Micro-Cap Fund
Pioneer Mid-Cap Fund
Pioneer Mid-Cap Value Fund
Pioneer Small Company Fund
Pioneer Tax-Managed Fund

INTERNATIONAL/GLOBAL
Pioneer Emerging Markets Fund
Pioneer Europe Fund
Pioneer Europe Select Fund
Pioneer Indo-Asia Fund
Pioneer International Growth Fund
Pioneer World Equity Fund

SECTOR FUNDS
Pioneer Global Financials Fund
Pioneer Global Health Care Fund
Pioneer Global Telecoms Fund
Pioneer Real Estate Shares
Pioneer Science & Technology Fund

GROWTH AND INCOME FUNDS
Pioneer Fund
Pioneer II
Pioneer Balanced Fund
Pioneer Equity-Income Fund

INCOME FUNDS
TAXABLE
Pioneer America Income Trust
Pioneer Bond Fund
Pioneer High Yield Fund
Pioneer Limited Maturity Bond Fund
Pioneer Strategic Income Fund

TAX-FREE
Pioneer Tax-Free Income Fund

MONEY MARKET FUND
Pioneer Cash Reserves Fund*


* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

HOW TO CONTACT PIONEER


We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

 CALL US FOR:

 ACCOUNT INFORMATION, including existing accounts,
 new accounts, prospectuses, applications
 and service forms                                               1-800-225-6292

 FACTFONE-SM- for automated fund yields, prices,
 account information and transactions                            1-800-225-4321

 RETIREMENT PLANS INFORMATION                                    1-800-622-0176

 TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)                    1-800-225-1997

 WRITE TO US:

 PIMSS
 P.O. Box 9014
 Boston, Massachusetts 02205-9014

 OUR TOLL-FREE FAX                                               1-800-225-4240

 OUR INTERNET E-MAIL ADDRESS                               ask.pioneer@piog.com
 (for general questions about Pioneer only)

 VISIT OUR WEB SITE:                                       www.pioneerfunds.com

 THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT FUND PROSPECTUS.



[PIONEER LOGO]

PIONEER INVESTMENT MANAGEMENT, INC.    (C) PIONEER FUNDS DISTRIBUTOR, INC.
60 STATE STREET                            UNDERWRITER OF PIONEER MUTUAL FUNDS
BOSTON, MASSACHUSETTS 02109            [RECYCLE GRAPHIC]
                                           PRINTED ON RECYCLED PAPER
                                           9621-00-02011
www.pioneerfunds.com